American Growth Fund, Inc.

Semi Annual Report

Series One

For six months ended January 31, 2016

Dear Shareholders:

     I am pleased to deliver to you the American Growth Fund Series One Semi Annual Report for the six months ending January 31, 2016.

Investment Strategy

     We use a fundamental top down approach to manage your portfolio. First we look at the general economic outlook, then we look at the industries that we feel have the biggest growth potential in the current economy. From that, our objective is to choose the best companies in those industries. Many of the stocks in your portfolio are household names that you will easily recognize.

Performance Overview

     Your American Growth Fund Series One Class A Shares delivered you a (2.25)% return since February 1, 2015 through close of business on January 31, 2016. The Dow Jones Industrial Average posted a loss of (4.07)% since February 1, 2015 through close of business on January 31, 2016 while the S&P 500 posted a loss of (2.74)% since February 1, 2015 through close of business on January 31, 2016. Additional data, including long term performance data, can be found on page 32 of this report. Past performance is no guarantee of future results.

Manager’s Discussion

     The American economy continues to improve, evidenced by the gross domestic product (GDP) increase of 1.0% in the fourth quarter of 2015. This is according to the second estimate released by the Bureau of Economic Analysis1. “The increase in real GDP in the fourth quarter reflected positive contributions from personal consumption expenditures (PCE), residential fixed investment, and federal government spending that were partly offset by negative contributions from exports, nonresidential fixed investment, state and local government spending, and private inventory investment. Imports, which are a subtraction in the calculation of GDP, decreased. With this second estimate for the fourth quarter, the general picture of economic growth remains the same; private inventory investment decreased less than previously estimated.”1 Additionally, we have seen a decrease in unemployment to 4.9%2 in January of 2016 as compared to the February 2015 rate of 5.5%2. This is an improvement of 11%. The Federal Reserve Bank continues to keep policy in place that will stimulate the growth of the economy. As the economy continues to improves, the FED in the past has helped to control inflationary rates so that the US economy will continue its path of recovery. There are still challenges ahead which may dampen our growth rate:

  dollar value against the world currency
  price of oil and how it effects the world economy
  the upcoming elections
  the European economy
  the Chinese economy
1.	http://bea.gov/newsreleases/national/gdp/gdpnewsrelease.htm
2.	http://data.bls.gov/timeseries/LNS14000000

     As we look at these indicators of how our economy is doing, we are bullish that we have seen the worst. It is my hope that we will see continued growth in the gross domestic product in the upcoming months.

     While there are still problems that need to be addressed and dealt with, we are confident that the economic issues that present themselves will be correctly managed by our government as well as those of other countries. We feel that problems in the global markets are being managed effectively; nevertheless, we are monitoring these areas closely. World economies, and how they are managed by the governments involved, will help to shape our economy in both the short and long term. I believe that the United States economy is not only recovering but may lead and outperform the overall world economy. There have been some short term corrections in the markets since the first of the year. From July 31, 2015 through the end of day January 31, 2016 the Dow Jones Industrial Average posted loss of (6.92)% while the S&P 500 posted loss of (7.78)%. and adjustments in the overall economy yet to come and the markets may react. Accordingly, in the next 6 months, we may see the markets move to compensate for the world economic environment.

     The position of your portfolio should take advantage of the current economic outlook as well as changes in our domestic policy. Of course this may be adjusted as economic trends emerge. The top three Industries that have attributed the most to the Fund are:

  DiversifiedCompany
  Machinery
  Cable TV

     My staff and I are always available to discuss your account or answer any question you might have. Please call our toll free number, 800 525-2406 or, within Colorado, 303-626-0600.

American Growth Fund wishes you A Good Future!

1.	http://bea.gov/newsreleases/national/gdp/gdpnewsrelease.htm
2.	http://data.bls.gov/timeseries/LNS14000000

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
January 31, 2016 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK

Diversified Company Industry 13.44%
Chemed Corp	7,056	$990,098
(The nation’s leading provider of plumbing and drain services throughout North
America.)
General Electric	24,380	709,458
(One of the largest & most diversified industrial companies.)
Honeywell Intl Inc.	1,029	106,193
(A Diversified technology and manufacturing company, serving customers worldwide with aerospace products and services, control, sensing and security technologies for buildings, homes, and industry; turbocharges and automotive products; and specialty chemicals, electronic and advanced materials, and process technology for refining and petrochemicals.)
		1,805,749

Machinery Industry 10.26%
Middleby Corp*	10,414	941,009
(Develops, manufactures, markets and services equipment used for commercial food cooking, preparation, and processing.)
Flowserve Corp	11,307	436,902
(Makes, designs and markets fluid-handling equipment (pumps, valves and mechanical seals) for industries that use difficult-to-handle or corrosive fluids.)
		1,377,911

Cable TV Industry 9.25%
Time Warner Cable	6,832	1,243,492
(The second largest cable operator in the U.S.)

*Non-income producing security
See accompanying notes to financial statements.

Series One – Page 4

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS (continued)
January 31, 2016 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Entertainment Industry 7.87%
Time Warner, Inc.	15,020	$1,058,009
(A leading internet/media provider.)

Computer Software and Services Industry 7.74%
Fair, Isaac & Co.	10,885	1,040,279
(Provides decision-making solutions to clients in the financial services, telecommunications and retail industries.)

Pharmacy Services 7.70%
Walgreens Boots Alliance	12,983	1,035,005
(Operates a network of drugstores in the United States. It provides consumer goods and services, pharmacy, and health and wellness services through drugstores, as well as through mail, and by telephone and online.)

Biotechnology Industry 6.42%
Amgen Inc.	5,646	862,314
(Utilizes biotechnology to develop human pharmaceutical products.)

Semiconductor Capital Equipment 5.05%
Teradyne, Inc	34,913	678,360
(The world's largest producer of automated test equipment for semiconductors.)

Computer & Peripherals Industry 4.07%
Cisco Systems	22,999	547,146
(The leading supplier of high-performance inter-networking products.)

*Non-income producing security
See accompanying notes to financial statements.
	Series One – Page 5

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS (continued)
January 31, 2016 (unaudited)

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Insurance Industry 3.88%
AXA ADS	21,171	$520,807
(The holding company of an international group of insurance and related financial services.)

Insurance (Life) 3.80%
Lincoln National Corporation Co	12,924	509,981
(Through its subsidiaries, engages in multiple insurance and retirement businesses in the United States.)

Semiconductor Industry 3.27%
Intel Corp	14,145	438,778
(A leading manufacturer of integrated circuits.)

Oilfield Services & Equipment 3.24%
Schlumberger	4,089	295,512
(Provides a range of oilfield services and equipment to the oil and gas companies primarily in the United States.)
RPC, Inc*	11,176	139,365
(Provides a range of oilfield services and equipment to the oil and gas companies primarily in the United States.)
		434,877

Railroad 3.19%
Kansas City Southern	6,040	428,115
(A holding company that has railroad investments in the U.S., Mexico and Panama.)

*Non-income producing security
See accompanying notes to financial statements.

Series One – Page 6

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS (continued)
January 31, 2016 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Environmental Industry 2.85%
Waste Management	7,239	$383,305
(The largest solid-waste disposal company in North America.)

Drug 2.58%
Bristol-Myers Squibb Company	4,377	272,074
(Engages in discovering, developing and delivering medicines that help patients prevail over serious diseases.)
Johnson & Johnson	715	74,675
(Engaged in the research and development, manufacture and sale of products in the health care field within its Consumer, Pharmaceutical and Medical Devices, and
Diagnostic business segments.)
		346,749

Retail Store 2.33%
Dollar Tree, Inc.*	3,856	313,570
(Operates discount variety stores in the United States and Canada. Its stores offer merchandise primarily at the fixed price of $1.00.)

Telecom. Equipment 0.96%
Neustar Inc.*	5,230	128,553
(Provides technology and directory services to its communications service provider
(carrier) and non-carrier, commercial business customers primarily in North
America, Europe, and the Middle East.)

Financial Services Industry 0.63%
Capital One Financial	1,293	84,847
(Is one of the largest providers of MasterCard and Visa credit cards in the U.S. and offers other consumer lending and deposit services.)

*Non-income producing security
See accompanying notes to financial statements.

	Series One – Page 7

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS (continued)
January 31, 2016 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Homebuilding Industry 0.47%
Pultegroup, Inc.	3,798	$63,654
(One of the nation's largest homebuilder. The company builds single-family homes and develops residential subdivisions.)

Farm & Construction Machinery 0.35%
Caterpillar Inc	763	47,489
(Manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. The Company is also a U.S.
exporter.)

Asset Management 0.33%
Apollo Global Management	3,236	43,945
(Operates as an alternative asset management company. It raises, invests &
manages private equity, credit & real estate funds as well as strategic investment accounts, on behalf of its clients.)

Metals & Minerals 0.26%
BHP Billiton LTD ADR	1,571	34,421
(Engaged in the producing commodities, including iron ore, metallurgical and energy coal, conventional and unconventional oil and gas, copper, aluminum, manganese, uranium, nickel and silver.)

Magazine 0.21%
Time Inc.	1,872	28,080
(Time Inc. publishes magazines in the United States, the United Kingdom, and internationally. It publishes 23 magazines under People, Sports Illustrated, InStyle,
Time, Real Simple, Southern Living, Entertainment Weekly, and Fortune names in the United States, as well as 70 magazines internationally.)

*Non-income producing security
See accompanying notes to financial statements.

Series One – Page 8

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS (continued)
January 31, 2016 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Total Common Stocks (cost $7,500,321) – 100.15%		13,455,436

Total Investments, at Market Value (cost $7,500,321)	100.15%	13,455,436
Other Assets, Less Liabilities	(0.15)%	(19,946)
Net Assets	100.00%	13,435,490

*Non-income producing security
See accompanying notes to financial statements.

Series One – Page 9

Financial Statements
AMERICAN GROWTH FUND, INC. SERIES ONE
STATEMENT OF ASSETS AND LIABILITIES, JANUARY 31, 2016 (unaudited)

ASSETS:
Investments, at market value (cost $7,500,321)	$13,455,436
Cash	(10,531)
Receivables:
Shares of beneficial interest sold	336
Dividends and interest	5,519
Total assets	13,450,760
LIABILITIES:
Payable for capital stock redeemed	334
12b-1 fees	3,524
Management fee	11,412
Total liabilities	15,270
NET ASSETS	$13,435,490
COMPOSITION OF NET ASSETS:
Paid-in capital	$23,730,926
Accumulated net investment loss	(303,326)
Accumulated net realized loss from investment transactions	(15,947,224)
Net unrealized appreciation of investments	5,955,114
Net assets	$13,435,490
NET ASSET VALUE PER SHARE:
Class A Shares:
Net asset value and redemption price per share (based on net assets of	$3.91
$5,350,779 and 1,367,203 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of	$4.15
offering price)
Class B Shares:
Net asset value, redemption price and offering price per share (based on net assets of $136,214	$3.39
and 40,133 shares of beneficial interest outstanding)
Class C Shares:
Net asset value, redemption price and offering price per share (based on net assets of	$3.38
$2,412,648 and 714,354 shares of beneficial interest outstanding)
Class D Shares:
Net asset value and redemption price per share (based on net assets of $5,535,849 and	$4.13
1,340,135 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$4.38

See accompanying notes to financial statements.

Series One – Page 10

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES ONE

STATEMENT OF OPERATIONS FOR THE SIX MONTH ENDING JANUARY 31, 2016 (unaudited)

INVESTMENT INCOME:
Dividends (Net of $3,705 foreign withholding tax)	$132,307
Interest	3
Total investment income	132,310

EXPENSES:
Investment advisory fees (Note 4)	73,005
Administration expenses (Note 4)	106,601
Transfer agent, shareholder servicing and data processing fees (Note 4)	31,975
Accounting Fees (Note 4)	30,000
Rent expense (Note 4)	73,863
Custodian fees	6,153
Professional fees	63,011
Registration and filing fees (Note 1):	4,584
Shareholder reports	4,087
Distribution and service fees (note 4):
Class A	8,826
Class B	733
Class C	12,906
Directors fees (Note 4)	16,686
Other expenses	3,206
Total expenses	435,636
Net Investment Loss	(303,326)

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:
Net realized gain on investments	328,801
Net change in unrealized appreciation on investments	(2,092,266)
Net gain on investments	(1,763,465)
Net increase in net assets resulting from operations	$(2,066,791)

See accompanying notes to financial statements.

Series One – Page 11

Financial Statements
AMERICAN GROWTH FUND, INC. SERIES ONE
STATEMENTS OF CHANGES IN NET ASSETS

	Six Month
	Ending	Year Ended
	January 31, 2016	July 31, 2015
	(unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss	$(303,326)	$(562,349)
Net realized gain on investments	328,801	699,226
Net change in unrealized appreciation on investments	(2,092,266)	1,598,256
Net increase in net assets resulting from operations	(2,066,791)	1,735,133

BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets resulting from beneficial interest transactions (Note 2):
Class A	(283,586)	(32,378)
Class B	(1,368)	(76,499)
Class C	34,711	14,641
Class D	(217,322)	(628,684)
Net change in net assets derived from beneficial interest
transactions	(467,565)	(722,920)
Total increase	(2,534,356)	1,012,213
Net Assets - Beginning of year	15,969,846	14,957,633
Net Assets - End of year1	$13,435,490	$15,969,846
[1] Includes net investment loss	(303,326)	0.00

See accompanying notes to financial statements.

Series One – Page 12

Financial Highlights
AMERICAN GROWTH FUND, INC. SERIES ONE

	Six Months
	Ended	Class A
	January 31,	Year Ended July 31,
	(unaudited)
	2016	2015	2014	2013		2012	2011
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$4.50	$4.02	$3.53	$2.76		$2.62	$2.55
Income (loss) from investment operations:
Net investment loss4	(0.09)	(0.16)	(0.13)	(0.10)		(0.08)	(0.12)
Net realized and unrealized gain (loss)	(0.50)	0.64	0.62	0.87		0.22	0.19
Total income (loss) from investment operations	(0.59)	0.48	0.49	0.77		0.14	0.07
Net Asset Value, End of Period	$3.91	$4.50	$4.02	$3.53		$2.76	$2.62
Total Return at Net Asset Value1	(13.1)%	11.9%	13.9%	27.9%		5.3%	2.8%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,351	$6,469	$5,814	$5,921		$4,579	$4,517
Ratio to average net assets:
Net investment loss	(4.47)%	(3.64)%	(3.32)%	(3.12)%		(3.11)%	(4.03)%
Expenses	6.43%	5.30%	4.96%	4.68%		4.92%	4.99%
Portfolio Turnover Rate2	0%	2%	8%	0	%3	8%	140%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the six months ended January 31, 2016, aggregated $0 and $703,648, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

Series One – Page 13

Financial Highlights
AMERICAN GROWTH FUND, INC. SERIES ONE

	Six Months
	Ended	Class B
	January 31,	Year Ended July 31,
	(unaudited)
	2016	2015	2014	2013		2012	2011
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.92	$3.53	$3.11	$2.46		$2.34	$2.29
Income (loss) from investment operations:
Net investment loss4	(0.09)	(0.17)	(0.14)	(0.10)		(0.12)	(0.15)
Net realized and unrealized gain (loss)	(0.44)	0.56	0.56	0.75		0.24	0.20
Total income (loss) from investment operations	(0.53)	0.39	0.42	0.65		0.12	0.05
Net Asset Value, End of Period	$3.39	$3.92	$3.53	$3.11		$2.46	$2.34
Total Return at Net Asset Value1	(13.5)%	11.0%	13.5%	26.4%		5.1%	2.2%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$136	$159	$216	$356		$620	$969
Ratio to average net assets:
Net investment loss	(5.22)%	(4.34)%	(4.05)%	(3.82)%		(3.87)%	(4.75)%
Expenses	7.17%	6.01%	5.69%	5.38%		5.67%	5.71%
Portfolio Turnover Rate2	0%	2%	8%	0	%3	8%	140%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the six months ended January 31, 2016, aggregated $0 and $703,648, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

Series One – Page 14

Financial Highlights
AMERICAN GROWTH FUND, INC. SERIES ONE

	Six Months
	Ended	Class C
	January 31,	Year Ended July 31,
	(unaudited)
	2016	2015	2014	2013		2012	2011
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.90	$3.51	$3.10	$2.44		$2.33	$2.28
Income (loss) from investment operations:
Net investment loss4	(0.09)	(0.17)	(0.14)	(0.10)		(0.10)	(0.12)
Net realized and unrealized gain (loss)	(0.43)	0.56	0.55	0.76		0.21	0.17
Total income (loss) from investment operations	(0.52)	0.39	0.41	0.66		0.11	0.05
Net Asset Value, End of Period	$3.38	$3.90	$3.51	$3.10		$2.44	$2.33
Total Return at Net Asset Value1	(13.3)%	11.1%	13.2%	27.1%		4.7%	2.2%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,413	$2,753	$2,460	$2,162		$2,068	$2,472
Ratio to average net assets:
Net investment loss	(5.21)%	(4.34)%	(4.02)%	(3.82)%		(3.83)%	(4.69)%
Expenses	7.16%	6.00%	5.66%	5.38%		5.63%	5.68%
Portfolio Turnover Rate2	0%	2%	8%	0	%3	8%	140%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the six months ended January 31, 2016, aggregated $0 and $703,648, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

Series One – Page 15

Financial Highlights
AMERICAN GROWTH FUND, INC. SERIES ONE

	Six Months
	Ended	Class D
	January 31,	Year Ended July 31,
	(unaudited)
	2016	2015	2014	2013		2012	2011
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$4.74	$4.23	$3.69	$2.88		$2.72	$2.64
Income (loss) from investment operations:
Net investment loss4	(0.09)	(0.20)	(0.17)	(0.09)		(0.08)	(0.11)
Net realized and unrealized gain (loss)	(0.52)	0.71	0.71	0.90		0.24	0.19
Total income (loss) from investment operations	(0.61)	0.51	0.54	0.81		0.16	0.08
Net Asset Value, End of Period	$4.13	$4.74	$4.23	$3.69		$2.88	$2.72
Total Return at Net Asset Value1	(12.9)%	12.1%	14.6%	28.1%		5.9%	3.0%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,536	$6,590	$6,468	$6,132		$6,455	$6,798
Ratio to average net assets:
Net investment loss	(4.15)%	(3.34)%	(3.02)%	(2.82)%		(2.84)%	(3.73)%
Expenses	6.10%	5.00%	4.65%	4.38%		4.63%	4.69%
Portfolio Turnover Rate2	0%	2%	8%	0	%3	8%	140%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the six months ended January 31, 2016, aggregated $0 and $703,648, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

Series One – Page 16

Notes to Financial Statements

American Growth Fund, Inc. Series One (unaudited)

1. Summary of Significant Accounting Policies

American Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek capital appreciation. The Fund's investment advisor is Investment Research Corporation (IRC). The Fund offers Class A, Class B, Class C and Class D shares. Class D shares are available to shareholders of accounts established prior to March 1, 1996. Class A and Class D have a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. Class B has a maximum deferred sales charge (Contingent Deferred Sales Charge) as a percentage of original purchase price or redemption proceeds, whichever is lower, for the first 2 years of 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%. Class C has a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares seven years after date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund. Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Investment Valuation – Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.

Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Fund's 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Series One – Page 17

Notes to Financial Statements

American Growth Fund, Inc. Series One (unaudited)

Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis which is the same basis used for federal income tax purposes. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are: Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used, as of January 31, 2016, in valuing the Fund’s assets carried at fair value:

Equity	Level 1	Level 2	Level 3	Total
Common Stock	$13,455,436	0	0	$13,455,436

The industry classifications of Level 1 investments are included in the Statement of Investments. There were no transfers in to or out of Level 1 or Level 2 for the six months ended January 31, 2016. Transfers between levels are recognized at the end of the reporting period.

Series One – Page 18

Notes to Financial Statements

American Growth Fund, Inc. Series One (unaudited)

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

		Six Months
		Ended	Year Ended
	January 31,2016		July 31, 2015
	Shares	Amount	Shares	Amount
Class A:
Sold	52,003	$217,560	237,889	$1,012,459
Dividends and distributions
reinvested	-	-	-
Redeemed	(121,959)	(501,146)	(245,477)	(1,044,837)
Net increase (decrease)	(69,956)	$(283,586)	(7,588)	$(32,378)
Class B:
Sold	823	$3,017	3,756	$13,968
Dividends and distributions
reinvested	-	-	-
Redeemed	(1,202)	(4,385)	(24,548)	(90,467)
Net decrease	(379)	$(1,368)	(20,792)	$(76,499)
Class C:
Sold	59,159	$220,895	100,767	$372,993
Dividends and distributions
reinvested	-	-	-
Redeemed	(51,105)	(186,184)	(95,563)	(358,352)
Net decrease	8,054	$34,711	5,204	$14,641
Class D:
Sold	13,203	$58,465	1,166	$5,241
Dividends and distributions
reinvested	-	-	-
Redeemed	(62,194)	(275,787)	(141,763)	(633,925)
Net decrease	(48,991)	$(217,322)	(140,597)	$(628,684)

3. Realized and Unrealized Gains and Losses on Investments

The identified tax cost basis of investments at January 31, 2016 was $8,164,562. Net unrealized appreciation on investments of $5,290,874, based on identified tax cost as of January 31, 2016, was comprised of gross appreciation of $5,585,438 and gross depreciation of $(294,564).

4. Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties

Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75% such assets in excess of $30 million. The Fund pays its own operating expenses.

Class B and Class C shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class A shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets, respectively.

Series One – Page 19

Notes to Financial Statements

American Growth Fund, Inc. Series One (unaudited)

For the six months ended January 31, 2016 commissions and sales charges paid by investors on the purchase of Fund shares totaled $10,050 of which $1,697 was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund. Sales charges advanced to broker/dealers by WCB on sales of the Fund's Class B and C shares totaled $2,288. For the six months ended January 31, 2016, WCB received contingent deferred sales charges of $254 upon redemption of Class B and C shares, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made by the Fund to WCB for brokerage commission on securities transactions.

Certain officers of the Fund are also officers of WCB and IRC. For the six months ended January 31, 2016, the Fund paid directors' fees and expenses of $16,686.

For the six months ended January 31, 2016, under an agreement with IRC, the Fund was charged $106,601 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $73,863 by an affiliated company of IRC for the rental of office space. Commonwealth Fund Accounting, Inc., an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund’s fund accountant and, in that capacity, performs daily pricing and various other accounting services for the Fund. Commonwealth Fund Services, Inc., also an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund’s transfer agent and dividend disbursing agent. For the six months ended January 31, 2016, the Fund incurred $30,000 and $31,975 in accounting and transfer agent fees, respectively. A Director of the Fund serves as Treasurer and Director of Commonwealth Shareholder Services, Inc.

5. Federal Income Tax Matters

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

At July 31, 2015, the Fund had available for federal income tax purposes an unused capital loss carryover of $15,482,292, of which $3,656,587 expires 2016, $283,470 expires 2017, $6,557,816 expires in 2018, $3,267,445 expires 2019 and $1,716,974 of capital loss which does not expire and retains its original tax character of $147,917 of short-term capital loss and $1,569,057 of long-term capital loss.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

As of July 31, 2015 the components of accumulated losses on a tax-basis were as follows:

Capital loss carry forward	(15,482,292)
Unrealized appreciation	7,253,647
(8,228,645)

6. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

7. Review of Affiliated Company’s Expenses – The Trust’s Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Trust in order to determine the appropriateness. These expense are then presented to the Trust’s Board of Directors for review and approval at the next quarterly Board Meeting.

For the six months ended January 31, 2016 the Trust paid to its affiliated companies, World Capital Brokerage, Inc. $5,015, Investment Research Corporation $87,616, and AGF Properties, Inc. $81,193, for services they provided to the Trust and its shareholders. These payment resulted in these affiliated companies earning profits totaling World Capital Brokerage, Inc. $902, Investment Research Corporation $3,936, and AGF Properties, Inc. $(3,361).

Series One – Page 20

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A and D shares or contingent deferred sales charges ("CDSC") with respect to Class B and C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The tables below are based on an investment of $1,000 invested on August 1, 2015 and held for the six months ended January 31, 2016.

Actual expenses

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

For the six months ended January 31, 2016

	Actual
	Total Return
	Without	Beginning	Ending	Expenses
	Sales	Account	Account	Paid During
	Charges(1)	Value	Value	The Year(2)
Class A	(13.11)%	$1,000.00	$813.05	$55.85
Class B	(13.52)%	$1,000.00	$802.81	$61.99
Class C	(13.33)%	$1,000.00	$804.63	$62.07
Class D	(12.87)%	$1,000.00	$818.15	$53.15

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or D shares or the applicable Contingent Deferred Sales Charges ("CDSC") with respect to Class B or C Shares.
(2) Expenses are equal to the annualized expense ratio of 6.43%, 7.17%, 7.16% and 6.10% for the Fund’s Class A, B, C, and D shares, respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Hypothetical example for comparison purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Series One – Page 21

For the six months ended January 31, 2016

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid Expenses
	Return	Value	Value	The Year(1)
Class A	5.00%	$1,000.00	$959.31	$65.89
Class B	5.00%	$1,000.00	$951.72	$73.49
Class C	5.00%	$1,000.00	$951.79	$73.42
Class D	5.00%	$1,000.00	$962.67	$62.54

(1) Expenses are equal to the annualized expense ratio 6.43%, 7.17%, 7.16% and 6.10% for the Fund’s Class A, B, C, and D shares, respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Allocation of Portfolio Assets (unaudited)
(Calculated as a percentage of Net Assets)

January 31, 2016

Sector Breakdown
Diversified Company Industry	13.44%
Machinery Industry	10.26%
Cable TV Industry	9.25%
Entertainment Industry	7.87%
Computer Software and Services Industry	7.74%
Pharmacy Services	7.70%
Biotechnology Industry	6.42%
Semiconductor Capital Equipment	5.05%
Computer & Peripherals Industry	4.07%
Insurance Industry	3.88%
Insurance Industry (Life)	3.80%
Semiconductor Industry	3.27%
Oilfield Services/Equipment	3.24%
Railroad	3.19%
Environmental Industry	2.85%
Drug	2.58%
Retail Store	2.33%
Telecom. Equipment	0.96%
Financial Services Industry	0.63%
Homebuilding Industry	0.47%
Farm & Construction Machinery Industry	0.35%
Asset Management Industry	0.33%
Metals & Minerals Industry	0.26%
Magazine Industry	0.21%
Investments - Common Stocks	100.15%
Cash and Receivables, less Liabilities	(0.15)%
Total Net Assets	100.00%

Series One – Page 22

NOTICE TO SHAREHOLDERS at January 31, 2016 (Unaudited) How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-525-2406 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Form N-Q is also available by calling 1-800-525-2406.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund.

The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:

Series One – Page 23

Series One – Page 24

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

1. Trustees and officers of the fund serve until their resignation, removal or retirement.

2. Timothy Taggart, John Pasco III and Gerald Opalinski are "interested persons” of the Fund as defined by the Investment Company Act of 1940 because of the following position which they hold.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.

John Pasco III is the President of Commonwealth Fund Services, Inc., the Company´s transfer agent and accounting service agent.

Gerald Opalinski is a registered representative of World Capital Brokerage, Inc.

None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge upon request by calling 1-800-525-2406.

Series One – Page 26

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on November 16, 2015, the board of trustees (the “Board”) considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) with Investment Research Corp. (the “Advisor”) pertaining to the American Growth Fund (the “Fund”) for a period beginning November 16, 2015. Prior to the meeting, the Board had received detailed information from the Advisor regarding the Fund. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1.	The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. A general full and careful discussion was held between Fund management, and members of the Audit Committee and the Board, including all of the Independent Directors, concerning, amongst other things, evaluating the fees and the effects of these fees on the Fund Shareholders, the nature and quality of service provided to the Fund and its Shareholders, experience, performance and quality of the Fund’s staff, the profits of IRC and affiliated companies, collateral benefits realized by Investment Research Corporation, economies of scale and how the Fund’s fee structure compares to other mutual funds.
2.	The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management services delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, in comparison to the Standard and Poors 500 and in comparison to its peers.
3.	The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board held a discussion and concluded that based on past performance and the Advisor´s commitment to the betterment of the Fund that the fees and expenses associated with the Advisor were acceptable.
The Board concluded that the advisory fees are at an acceptable level and within a range of what could have been negotiated at arm’s length, are appropriate, fair and reasonable in light of the Fund’s comparative performance and expenses and that there is value in the advisory services rendered by IRC to the Fund.
4.	Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow and the Fund´s expense ratio begins to show signs of reduction. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased..
5.	The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board considered the 12b-1 fees paid to the Advisor and to affiliates for the sale and distribution of shares and shareholder service fees paid to the advisor and underwriter as well as other fees paid to affiliates. After such review, the Board determined that the profitability rates to the Advisor with respect to the Advisory Agreement are
not	excessive, and that the Advisor had maintained adequate profit levels to support the services to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement. The Board based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Series One – Page 27

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Series One – Page 30

HYPOTHETICAL PERFORMANCE CHARTS (unaudited)

The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Value Line Composite Index. Returns reflect a sales load for Class A and D while Class B and C are without a sales load.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

Series One – Page 31

On 3/1/96, the Fund adopted a multi-class distribution arrangement to issue additional classes of shares, designated as Class A, Class B and Class C shares. Shares existing prior to 3/1/96 became Class D shares. Class A and Class D shares are subject to a maximum front-end sales charge of 5.75%, Class B shares are subject to a maximum contingent deferred sales charge of 5% and Class C shares are subject to a 1% contingent deferred sales charge within the first year of purchase. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class A shares, 1% of its average daily net assets of its Class B shares, and 1% of its average daily net assets of its Class C shares. Class D shares have no 12b-1 fees. Performance figures for Class D shares include the 5.75% initial sales charge and assume the reinvestment of income dividends and capital gain distributions. Performance quoted represents past performance. The investment return and principal value of an investment will fluctuate so that the investors shares, when redeemed, may be worth more or less than their original cost. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. Period ending 01/31/2016. For current performance figures please call 1-800-525-2406.

	1 year	5 years annualized	10 years annualized
Class D without load	-1.90%	8.01%	2.49%
Class D with load*	-7.61%	6.74%	1.87%
Class A without load	-2.25%	7.61%	2.18%
Class A with load*	-7.78%	6.31%	1.59%
Class B without load	-2.87%	6.89%	1.50%
Class C without load	-2.59%	6.91%	1.47%

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235
CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, 1818 Market St., Suite 2400, Philadelphia, PA 19103
LEGAL COUNSEL: Jones & Keller, 1999 Broadway, Suite 3150, Denver, CO 80202
UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS

Timothy E. Taggart	President and Director
Eddie R. Bush	Director
Harold Rosen	Director
John Pasco III	Director
Dr. Brian Brody	Director
Mark Bomber	Director
Gerald Opalinski	Director
Darrell E. Bush	Director
Patricia A. Blum	Vice President
Michael L. Gaughan	Chief Compliance Officer and Corporate Secretary

INVESTMENT ADVISORS

Investment Research Corporation
1636 Logan Street
Denver, CO 80203

OFFICERS AND DIRECTORS

Timothy E. Taggart	President, Treasurer, and Director
Michael L. Gaughan	Vice President, Secretary and Director
Patricia A. Blum	Vice President

3/2016